Exhibit 99.1

AGREEMENT AND PLAN OF MERGER

by and among

BNS CO. (a Delaware corporation)

and

BNS HOLDING, INC. (a Delaware corporation)

and

BNS HOLDINGS MERGER SUB, INC.

(a Delaware corporation)

Dated as of December 14, 2004

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of December 14, 2004 (the “Agreement”), by and among BNS Co., a Delaware corporation (“BNS” or, with regard to the period upon and after the Effective Time (as hereinafter defined), the “Surviving Corporation”), BNS Holding, Inc., a Delaware corporation and a direct wholly owned subsidiary of BNS (“Holdco”), and BNS Holdings Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Holdco and an indirect wholly owned subsidiary of BNS (“Holdco Sub” and, together with BNS, the “Constituent Corporations” and each, a “Constituent Corporation”).

WITNESSETH:

WHEREAS, BNS is a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”) and is authorized to issue a total of 33,000,000 shares, consisting of: (i) 30,000,000 shares of Class A Common Stock, par value $.01 per share (“BNS Class A Common Stock”); (ii) 2,000,000 shares of Class B Common Stock, par value $.01 per share (“BNS Class B Common Stock”); and (iii) 1,000,000 shares of Preferred Stock, $1.00 par value per share, of which 170,000 shares are designated as Series B Participating Preferred Stock (“Series B Preferred Stock”). As of immediately prior to the Effective Time (as defined herein) there will be shares of BNS Class A Common and BNS Class B Common Stock issued and outstanding, including in respect of each such share an associated right to purchase Series B Preferred Stock (the “Outstanding BNS Class A Common Stock” and “Outstanding BNS Class B Common Stock”, as applicable) and no shares of Series B Preferred Stock issued and outstanding and also shares of issued but not outstanding (i.e. shares in the Treasury) BNS Class A Common Stock (“Treasury BNS Class A Common Stock”) and also shares of issued but not outstanding (i.e. shares in the Treasury) BNS Class B Common Stock (“Treasury BNS Class B Common Stock”).

WHEREAS, Holdco Sub is a corporation organized and existing under the DGCL and is authorized to issue a total of 100 shares, in a single class of common stock, $.01 par value per share (“Holdco Sub Common Stock”), of which, as of the date hereof, 100 shares are issued and outstanding (the “Outstanding Holdco Sub Common Stock”);

WHEREAS, as of the date hereof, Holdco holds of record all of the Outstanding Holdco Sub Common Shares and no shares of Holdco Sub Common Stock are issued but not outstanding;

WHEREAS, Holdco is a corporation organized and existing under the DGCL and is authorized to issue a total of 100 shares of common stock, par value $.01 per share (“Holdco Common Stock”), and immediately prior to the Effective Time will be authorized to issue a total of 33,000,000 shares, consisting of: (i) 30,000,000 shares of Holdco Class A Common Stock, par value $.01 per share, identical to the shares of BNS Class A Common Stock prior to the Effective Time (“Holdco Class A Common Stock”); (ii) 2,000,000 shares of Class B Common Stock, par value $.01 per share, identical to the shares of BNS Class B Common Stock prior to the Effective Time (“Holdco Class B Common Stock”); and (iii) 1,000,000 shares of Preferred

Stock, $1.00 par value per share, identical to the shares of BNS Preferred Stock prior to the Effective Time (the “Holdco Preferred Stock”), of which 170,000 shares will constitute, prior to the Effective Time, a series of Holdco Preferred Stock identical to Series B Preferred Stock of BNS immediately prior to the Effective Time, having the designation “Series B Participating Preferred Stock” (the “Holdco Series B Preferred Stock”). As of the date hereof, there are 100 shares issued and outstanding of Holdco Common Stock (the “Outstanding Holdco Common Stock”);

WHEREAS, as of the date hereof, BNS holds of record all of the Outstanding Holdco Common Shares and no shares of Holdco Common Stock are issued but not outstanding;

WHEREAS, the respective Boards of Directors of BNS, Holdco Sub and Holdco have determined that it is advisable and in the best interests of each of BNS, Holdco Sub and Holdco and their respective stockholders that Holdco Sub be merged with and into BNS, with BNS continuing as the Surviving Corporation, in accordance with the terms and conditions of this Agreement (the “Merger”), and accordingly the Boards of Directors of each of BNS, Holdco Sub and Holdco have approved and authorized this Agreement and the transactions contemplated hereby, including the Merger;

WHEREAS, it is contemplated that the Merger will be effected in accordance with Section 251(g) of the DGCL, and that the Merger and the exchange (by way of conversion) of shares of capital stock of BNS for shares of capital stock of Holdco shall be a transaction described in Section 351(a) and/or Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, Holdco will be succeeding to, adopting and assuming certain agreements of BNS, including BNS’s Rights Plan, dated as of February 13, 1998, as amended; its Confirmatory Agreement, dated as of December 8, 1004, with Steel Partners II, L.P.; its Agreement with Michael D. Warren Associates, dated as of January 24, 2003, as amended; and its BNS 1999 Equity Incentive Plan, as amended, and becoming a successor registrant to BNS pursuant to Section 12g-3(a) of the Securities Exchange Act of 1934, as amended. In addition, Holdco has adopted and assumed all of the obligations and duties of BNS Co. under the various Indemnity Agreements between BNS Co. and directors and officers of BNS Co.

NOW, THEREFORE, in consideration of these premises, the mutual agreements, promises, covenants, representations, warranties, acknowledgments and other terms, conditions, and provisions set forth herein, and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

THE MERGER

1. The Merger.

1.1. The Merger; Filing and Effective Time. Subject to and in accordance with the terms and conditions of this Agreement and the DGCL, this Agreement and the certificates of the respective secretaries (or assistant secretaries) of BNS, Holdco and Holdco Sub attached hereto as Exhibits A, B and C, duly executed, shall be filed with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) by the Surviving Corporation at or as soon as practicable after the Closing (as defined below). The Merger shall become effective at the time when this Agreement is so filed with the Delaware Secretary of State (the “Effective Time”).

1.2. Closing. Subject to and in accordance with the terms and conditions of this Agreement, the closing of the Merger (the “Closing”) shall take place as soon as practicable after satisfaction of the latest to occur of the conditions set forth in Article IV hereof (the “Closing Date”), at the offices of Ropes & Gray LLP, unless another date or place is agreed to in writing by the parties hereto.

1.3. Effects of the Merger. The Merger shall have the effects set forth in Section 259 of the DGCL.

1.4. Certificate of Incorporation of the Surviving Corporation. The Restated Certificate of Incorporation of BNS, as in effect immediately prior to the Effective Time (the “BNS Charter”), shall be the certificate of incorporation of the Surviving Corporation (the “Surviving Corporation Charter”), except that the following amendments thereto are to be effected by the Merger upon the Effective Time:

The Surviving Corporation Charter shall be amended:

(i) by deleting Article FOURTH (including FOURTH A) thereof in its entirety and inserting in lieu thereof the following: “FOURTH: The total number of shares of stock that the Corporation has authority to issue is 100 shares of Common Stock, par value $0.01 per share (the “Common Stock”).”; and

(ii) adding the following Article TWELFTH: “TWELFTH: Notwithstanding anything to the contrary in this Certificate of Incorporation, any act or transaction by or involving the Corporation, other than the election or removal of directors or managers, management members or other members of the governing body of the Corporation, that requires for its adoption under the Delaware General Corporation Law or under this Certificate of Incorporation the approval of the stockholders of the Corporation, shall by specific reference to Section 251(g) of the Delaware General Corporation Law, require, in addition the approval of the stockholders of the holding company of the Corporation (or any successor by merger), be obtained by the same vote as is required by the Delaware General Corporation Law and/or by the Certificate of Incorporation.”

1.5. By-laws of the Surviving Corporation. The By-laws of BNS as in effect immediately prior to the Effective Time (the “BNS By-laws”), shall be and continue in full force and effect as the bylaws of the Surviving Corporation upon and after the Effective Time, unless and until duly amended, altered, changed, repealed, and/or supplemented in accordance with the DGCL (which power and right to amend, alter, change, repeal, and/or supplement, at any time and from time to time after the Effective Time, are hereby expressly reserved).

1.6. Directors and Officers of the Surviving Corporation.

A. The respective members constituting the whole Board of Directors of BNS immediately prior to the Effective Time shall be the respective members constituting the whole Board of Directors of the Surviving Corporation upon and after the Effective Time, until such members’ respective successors are duly elected and qualified or until such members’ earlier death, resignation, disqualification or removal and unless and until the number of members of such Board of Directors shall be duly increased or decreased in accordance with the DGCL (which power and right to increase and decrease, at any time and from time to time after the Effective Time, are hereby expressly reserved).

B. Each person serving as an officer of BNS immediately prior to the Effective Time shall be and continue as an officer of the Surviving Corporation, holding the same office or offices, upon and after the Effective Time, until such person’s successor is chosen and qualified or until such person’s earlier death, resignation, disqualification, or removal (which power and right to remove are hereby expressly reserved).

1.7. Further Assurances. At any time and from time to time upon and after the Effective Time, as and when required or deemed desirable by the Surviving Corporation or its successors or assigns, there shall be executed, acknowledged, certified, sealed, delivered, filed, and/or recorded, in the name and on behalf of any and each Constituent Corporation, such deeds, contracts, consents, certificates, notices, and other documents and instruments, and there shall be done or taken or caused to be done or taken, in the name and on behalf of any and each Constituent Corporation, such further and other things and actions as shall be appropriate, necessary, or convenient to acknowledge, vest, effect, perfect, conform of record, or otherwise confirm the Surviving Corporation’s (or its successors’ or assigns’) right, title, and interest in kind to, and possession of, all the property, interests, assets, rights, privileges, immunities, powers, franchises, and authority of each Constituent Corporation held immediately prior to the Effective Time, and otherwise to carry out and effect the intent and purposes of this Agreement and the Merger. The officers and directors of the Surviving Corporation (or its successors or assigns), and each of them, upon and after the Effective Time, are and shall be fully authorized, in the name and on behalf of each Constituent Corporation, to do and take and cause to be done and taken any and all such things and actions, and to execute, acknowledge, certify, seal, deliver, file, and/or record any and all such deeds, contracts, consents, certificates, notices, and other documents and instruments.

ARTICLE II

EFFECT OF THE MERGER ON THE CAPITAL

STOCK OF THE CONSTITUENT CORPORATIONS

2. Effect on Capital Stock. Upon and as of the Effective Time, by virtue of the Merger and without any action on the part of the holders of the respective shares:

2.1. Conversion of Holdco Sub Shares. Each Share of Outstanding Holdco Sub Common Stock shall be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share (the “Surviving Corporation Common Stock”), of the Surviving Corporation, to be issued and deemed to have been issued by the Surviving Corporation automatically and immediately upon and as of the Effective Time, the capital of the Surviving Corporation in respect of each share of Surviving Corporation Common Stock to be an amount equal to the par value thereof as permitted under the DGCL; and such prior share of Outstanding Holdco Sub Common Stock shall be canceled and cease to exist.

2.2. Conversion of BNS Shares.

A. Each share of Outstanding BNS Class A Common Stock shall be converted into one validly issued, fully paid and nonassessable share of Holdco Class A Common Stock; and the shares of Outstanding BNS Class A Common Stock shall be canceled and cease to exist.

B. Each share of Outstanding BNS Class B Common Stock shall be converted into one validly issued, fully paid and nonassessable share of Holdco Class B Common Stock; and the issued and shares of Outstanding BNS Class B Common Stock shall be canceled and cease to exist.

C. Each share of Treasury BNS Class A Common Stock shall be converted into one validly issued, fully paid and non-assessable, but not outstanding, share in the Treasury, of Treasury Holdco Class A Common Stock and the shares of Treasury BNS Class A Common Stock shall be cancelled and cease to exist.

D. Each share of Treasury BNS Class B Common Stock shall be converted into one validly issued, fully paid and non-assessable, but not outstanding, share in the Treasury, of Treasury Holdco Class B Common Stock and the shares of Treasury BNS Class B Common Stock shall be cancelled and cease to exist.

2.3. Notification of Transfer Agent. Prior to the Closing Date. Holdco, Holdco Sub and BNS shall notify their respective transfer agents of the conversions of Outstanding BNS Class A Common Stock and Class B Common Stock and of Treasury BNS Class A Common Stock and Treasury BNS Class B Common Stock and of shares of Holdco Sub Common Stock and the cancellation of Outstanding BNS Class A Common Stock and Class B Common Stock and Treasury BNS Class A Common Stock and Treasury Class B Common Stock and shares of Holdco Sub Common Stock and the cancellation of the Outstanding Holdco Common Shares pursuant to Sections 2.1, 2.2 and 3.6 hereof.

2.4. Stock Certificates. Upon and as of the Effective Time, by virtue of the Merger and without any action on the part of either of the Constituent Corporations or Holdco, the holders of the respective shares, or any other person:

A. Holdco. The shares of Holdco Class A Common Stock and Holdco Class B Common Stock into which the Outstanding BNS Class A Common Stock and Outstanding BNS Class B Common Stock shall have been respectively converted pursuant to Section 2.2 hereof shall be represented and evidenced by the same stock certificates that previously represented and evidenced such Outstanding BNS Class A Common Stock and Outstanding BNS Class B Common Stock; provided; however, that Holdco shall have the ability to require any stockholder thereof to exchange, at any time, such certificates for new stock certificates representing shares of Holdco Class A Common Stock or Holdco Class B Common Stock, as the case may be, and any stockholder shall have the ability to require Holdco to exchange, at any time, such certificates for new stock certificates representing shares of Holdco Class A Common Stock or Holdco Class B Common Stock, as the case may be. To the extent consistent with law, Holdco may establish time limitations with respect to any such exchange of certificates and the consequences to any such holders who fail to consummate any such exchange of certificates within any such time limits. Subject to the foregoing, any such exchange of certificates shall have no impact on the ability to vote such shares or receive dividends or distributions thereon; and

B. BNS. Holdco, as the holder of the certificate (the “Holdco Sub Common Stock Certificate”) that immediately prior to the Effective Time evidences the outstanding shares of Holdco Sub Common Stock may, at Holdco’s option, surrender the same to the Surviving Corporation for cancellation, and Holdco shall be entitled to receive from the Surviving Corporation in exchange therefor a certificate representing and evidencing the shares of Surviving Corporation Common Stock into which Holdco’s Outstanding Holdco Sub Common Shares shall have been converted; until surrendered, the Holdco Sub Common Stock Certificate shall represent and evidence the shares of Surviving Corporation Common Stock into which shares of outstanding Holdco Sub Common Stock theretofore represented and evidenced thereby shall have been converted pursuant to Section 2.1 hereof.

ARTICLE III

ADDITIONAL AGREEMENTS

3. Directors and Officers of Holdco Upon the Effective Time.

3.1. Directors. As of the Effective Time (i) the number of members constituting the whole Board of Directors of Holdco (the “Holdco Board”) shall be equal to the number of members constituting the whole Board of Directors of BNS (the “BNS Board”) immediately prior to the Effective Time; and (ii) the Holdco Board shall consist of all the persons serving as members of the BNS Board immediately prior to the Effective Time.

3.2. Officers. As of the Effective Time, the officers of Holdco shall be the persons serving as officers of BNS immediately prior to the Effective Time.

3.3. Holdco Certificate of Incorporation. As of the Effective Time, the certificate of incorporation of Holdco (the “Holdco Charter”) shall contain provisions identical to the BNS Charter immediately prior to the Effective Time, except that the name of the corporation set forth in the Holdco Charter shall be “BNS Holding, Inc.”

3.4. Holdco By-laws. As of the Effective Time, the by-laws of Holdco shall contain provisions identical to the BNS By-laws immediately prior to the Effective Time (the “Holdco By-laws”). To that end, prior to the Effective Time, to the extent necessary to give effect to the intent of the preceding sentence, Holdco shall take all requisite action to cause the Holdco By-laws, as the same theretofore may have been amended, altered, changed and/or supplemented, to be duly amended and restated in accordance with the DGCL to contain provisions identical to the BNS By-laws immediately prior to the Effective Time, and as so amended and restated such Holdco By-laws shall be and remain the Holdco By-laws upon and after the Effective Time, unless and until thereafter duly amended, altered, changed, repealed and/or supplemented in accordance with the DGCL (which power and right to amend, alter, change, repeal, and/or supplement, at any time and from time to time after the Effective Time, are hereby expressly reserved).

3.5. No BNS Stockholder Meeting; Holdco Sub Stockholder Written Consent. The parties understand and acknowledge that it is contemplated that the Merger will be effected in accordance with Section 251(g) of the DGCL and that no vote of BNS’s stockholders adopting, approving or authorizing this Agreement and the transactions contemplated hereby, including the Merger, will be required under the DGCL. Holdco, in its capacity as the sole stockholder of Holdco Sub, as promptly as practicable on or after the date hereof, shall execute and deliver to Holdco Sub a written consent in lieu of a stockholder meeting adopting, approving and authorizing this Agreement and the transactions contemplated hereby, including the Merger, in accordance with Section 228 of the DGCL.

3.6. Employee and Director BNS Restricted Stock. Upon and as of the Effective Time, to the fullest extent permitted by applicable law, Holdco shall assume all of BNS ‘s obligations, and BNS shall have no further obligations, with respect to any then-outstanding shares of Restricted Stock (each, if any, a “BNS Restricted Stock Share”) issued under any employee or non-employee director stock option plan, agreement or similar arrangement of BNS upon the same terms and conditions that were applicable under the corresponding BNS Restricted Stock Share, relating to a number of shares of Holdco Class A Common Stock identical to the class and number of shares of BNS Class A Common Stock that were subject to such corresponding BNS Restricted Stock (a “Holdco Restricted Stock Share”). BNS and Holdco agree to take all corporate and other action as shall be necessary to effectuate the foregoing, and BNS shall use its best efforts to obtain, if required, prior to the Closing Date, such consent of each holder of a BNS Restricted Stock Share as shall be necessary to effectuate the foregoing.

3.6.1 1999 Equity Incentive Plan. Upon and as of the Effective Time, to the fullest extent permitted by applicable law, Holdco shall assume all of BNS’s obligations and shall be entitled to all of BNS’s rights, and BNS shall have no further obligation or rights with respect to any shares of BNS Class A Common Stock or BNS Class B Common Stock that may be issued under the 1999 Equity Incentive Plan (the “Plan”), there being no options now outstanding under said Plan and there being no shares or other rights outstanding under said Plan except for the Restricted Stock Shares referenced in Section 3.6 above. BNS and Holdco agree to take all corporate and other action as shall be necessary to effectuate the foregoing. As of the date hereof, there remains available for issue under the Plan (which, immediately following the Effective Time, shall be named the “BNS Holding, Inc. 1999 Equity Incentive Plan”) an aggregate of 94,645 shares of capital stock.

3.7. Outstanding Holdco Common Shares. Upon and as of the Effective Time, BNS shall surrender to Holdco the certificate representing the Outstanding Holdco Common Shares, and the Outstanding Holdco Common Shares shall be cancelled as permitted under the DGCL and shall cease to exist.

3.8. Holdco Stockholder Rights Plan. Upon and as of the Effective Time, Holdco shall assume the rights and obligations of BNS under the Rights Agreement, dated as of February 13, 1998, as amended, between EquiServe Trust Company, N.A. (formerly BankBoston N.A.), as Rights Agent (the “BNS Stockholder Rights Plan”) (upon such assumption and as a result of such assumption and the share-for-share conversion of BNS Common Stock for Holdco Common Stock pursuant to the Merger, each Right (as defined in the BNS Stockholder Rights Plan) to purchase BNS Series B Preferred Stock will be deemed converted into an identical right to purchase Holdco Series B Preferred Stock).

3.9. Other Agreements. At the Effective Time, Holdco shall assume any obligation of BNS to deliver or make available shares of BNS Class A Common Stock or BNS Class B Common Stock under any instrument, agreement or employee benefit plan, including option plans, not referred to in this Section 3 to which BNS or any of its subsidiaries is a party. Any reference to BNS Class A Common Stock or BNS Class B Common Stock under any such instrument, agreement or employee benefit plan, including option plans, shall be deemed to be a reference to either Holdco Class A Common Stock or Holdco Class B Common Stock, as the case may be, and one share of Holdco Class A Common Stock shall be issuable in lieu of each share of BNS Class A Common Stock and one share of Holdco Class B Common Stock shall be issuable in lieu of each share of BNS Class B Common Stock, in each case, required to be issued by any such instrument, agreement or employee benefit plan, including option plans, subject to subsequent adjustment as provided in any such instrument, agreement or employee benefit plan, including option plans. In addition, Holdco has adopted and assumed all of the obligations and duties of BNS Co. under the various Indemnity Agreements between BNS Co. and directors and officers of BNS Co.

3.10. Holdco as Successor Registrant to BNS. It is the intent of the parties hereto and the parties hereto shall ensure that Holdco, as of the Effective Time, be deemed a “successor issuer” for purposes of Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), so that Holdco Class A Common Stock and Holdco Class B Common Stock shall be deemed registered under Section 12 of the Exchange Act.

3.11. Listing of Holdco Class A Common Stock. It is the intent of the parties hereto and the parties hereto shall ensure that the shares of Holdco Class A Common Stock to be issued in exchange for all outstanding BNS Class A Common Stock, as provided above, and so initially reserved for issuance pursuant to the transactions contemplated herein be approved for listing (including the issuance of shares of stock pursuant to the Plan as assumed by Holdco from BNS as provided in Section 3.6.1 above), upon official notice of issuance, by the Boston Stock Exchange.

3.12. OTCBB. It is the intent of the parties hereto, and the parties hereto shall ensure that the Holdco Class A Common Stock issued in exchange for outstanding BNS Class A Common Stock, as provided above, shall be approved for trading on the Nasdaq Over-The-Counter Bulletin Board (the “OTCBB”).

3.13. Filings. At the Effective Time, the Surviving Corporation shall cause a certified copy of this Agreement to be executed and filed with the Delaware Secretary of State. At the Effective Time, to the extent necessary to effectuate the amendments to the Surviving Corporation Charter and the Holdco Charter contemplated by this Agreement, each of the Surviving Corporation and Holdco shall cause to be filed with the Delaware Secretary of State such certificates or documents required to give effect thereto.

ARTICLE IV

CONDITIONS PRECEDENT

4. Conditions to Each Party’s Obligation to Effect the Merger. The respective obligations of each party under this Agreement shall be subject to the satisfaction at or prior to the Closing of the following conditions:

A. Stockholder Approval. This Agreement shall have been approved by the written consent of the holder of the shares of the Outstanding Holdco Sub Common Stock;

B. Legal Action. No judgment, order, decree, statute, law, ordinance, rule or regulation, entered, enacted, promulgated, enforced or issued by any foreign, United States, state or local governmental entity or municipality or subdivision thereof or court, tribunal, commission, board, bureau, agency or legislative, executive, governmental or regulatory authority or agency ( a “Governmental Entity”) of competent jurisdiction or other legal restraint or prohibition shall be in effect preventing the consummation of the Closing; and

C. BNS Board Determination. The BNS Board of Directors shall not have adversely altered or rescinded its determination that the Merger and the exchange of shares of capital stock of BNS for shares of capital stock of Holdco shall be deemed a transaction described in Section 351(a) and/or 368(a) of the Code.

4.1 Conditions to the Obligations of BNS and Holdco Sub to Effect the Merger. The obligations of BNS and Holdco Sub to effect the Merger shall be subject to the satisfaction of the condition that immediately prior to the Effective Time (i) Holdco shall have fully performed its obligations under Article III hereof, (ii) Holdco shall be deemed a “successor issuer” of BNS for purposes of Rule 12g-3(a) under the Exchange Act so that Holdco Class A Common Stock and Holdco Class B Common Stock shall be deemed registered under Section 12 of the Exchange Act and (iii) Holdco Class A Common Stock, to the extent required by the Boston Stock Exchange, shall have been approved for listing on the Boston Stock Exchange, subject to official notice of issuance and Holdco Class A Common Stock shall, to the extent required by the OTCBB, shall have been approved for trading on the OTCBB.

ARTICLE V

TERMINATION AND AMENDMENT

5. Amendment. At any time prior to the Effective Time, this Agreement may be supplemented, amended or modified by the mutual consent of the Boards of Directors of the parties hereto.

5.1 Termination. This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time by action of either the Board of Directors of BNS, the Board of Directors of Holdco or the Board of Directors of Holdco Sub, if such Board of Directors shall determine that for any reason the completion of the transactions provided for herein would be inadvisable or not in the best interest of such corporation and its stockholders. In the event of such termination, this Agreement shall become void and neither BNS, Holdco or Holdco Sub nor their respective stockholders, directors or officers shall have any liability with respect to such termination and abandonment.

ARTICLE VI

MISCELLANEOUS PROVISIONS

6. Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all other terms, conditions, and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

6.1. Entire Agreement. This Agreement (including Exhibit A, Exhibit B and Exhibit C, each as attached hereto) constitutes the entire agreement among the parties regarding the subject matter hereof, and supercedes all prior agreements and undertakings, both written and oral, among the parties or of any of them regarding such subject matter.

6.2. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laves of the State of Delaware.

6.3. Headings. The headings set forth herein are for convenience only and shall not be used in interpreting the text of the section in which they appear.

6.4. Counterparts. This Agreement may be executed in one or more counterparts which together shall constitute a single agreement.

6.5. Certificates of Secretaries. The certificates of the respective secretaries of BNS, Holdco and Holdco Sub to be attached hereto are hereby incorporated by reference and shall be deemed a part of this Agreement.

IN WITNESS WHEREOF, BNS, Holdco and Holdco Sub, pursuant to the approval and authority duly given by resolutions adopted by their respective Boards of Directors have caused this Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

BNS CO.
By:
Name:	Michael D. Warren
Title:	President

BNS HOLDING, INC.
By:
Name:	Michael D. Warren
Title:	President

BNS HOLDINGS MERGER SUB, INC.
By:
Name:	Michael D. Warren
Title:	President

Exhibit A

CERTIFICATE OF THE SECRETARY OF BNS CO.

The undersigned, Elisa DePina, Secretary of BNS Co., a corporation organized and existing under the 1aws of the State of Delaware (the “Corporation”), hereby certifies that the Agreement and Plan of Merger (the “Agreement”) to which this Certificate is attached has been executed on behalf of the Corporation by Michael D. Warren, President, on, behalf of BNS Holdings Merger Sub, Inc., a Delaware corporation, by Michael D. Warren, President, and on behalf of BNS Holding, Inc., a Delaware corporation, by Michael D. Warren, President. The Agreement has been adopted by the Board of Directors of the Corporation pursuant to Section 251(g) of the Delaware General Corporation Law and the conditions specified in the first sentence of such subsection have been satisfied.

IN WITNESS WHEREOF, the undersigned has executed this Certificate on this 14th day of December, 2004.

By:
Name:	Elisa DePina
Title:	Secretary

13

Exhibit B

CERTIFICATE OF THE SECRETARY OF

BNS HOLDINGS MERGER SUB, INC.

The undersigned, Elisa DePina, Secretary of BNS Holdings Merger Sub, Inc., a Delaware corporation (the “Corporation”), hereby certifies that the Agreement and Plan of Merger (the “Agreement”) to which this Certificate is attached has been executed on behalf of the Corporation by Michael D. Warren, President, on behalf of BNS Co., a Delaware corporation, by Michael D. Warren, President, and on behalf of BNS Holding, Inc., a Delaware corporation, by Michael D. Warren, President. The Agreement was duly adopted by the Board of Directors of the Corporation in accordance with Section 251(g) of the Delaware General Corporation Law and by the written consent of the sole stockholder of the Corporation in accordance with Section 228 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned has executed this Certificate on this 14th day of December, 2004.

By:
Name:	Elisa DePina
Title:	Secretary

14

Exhibit C

CERTIFICATE OF THE SECRETARY OF

BNS HOLDING, INC.

The undersigned, Elisa DePina, Secretary of BNS Holding, Inc., a Delaware corporation (the “Corporation”), hereby certifies that the Agreement and Plan of Merger (the “Agreement”) to which this Certificate is attached has been executed on behalf of the Corporation by Michael D. Warren, President, on behalf of BNS Co., a Delaware corporation, by Michael D. Warren, President, and on behalf of BNS Holdings Merger Sub, Inc., a Delaware corporation, by Michael D. Warren, President. The Agreement was duly adopted by the Board of Directors of the Corporation in accordance with Section 251(g) of the Delaware General Corporation Law and by the written consent of the sole stockholder of the Corporation in accordance with Section 228 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned has executed this Certificate on this 14th day of December, 2004.

By:
Name:	Elisa DePina
Title:	Secretary

15